UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2021

Date of reporting period:  December 31, 2021

Item 1. Reports to Stockholders.

(a)

Capital Advisors Growth Fund

Annual Report

December 31, 2021

CAPITAL ADVISORS GROWTH FUND

January 24, 2022

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) advanced 7.92% in the final six months of 2021, compared to a gain of 11.67% for the Fund’s benchmark, the S&P 500® Total Return Index.

The following data summarizes the Fund’s performance over various holding periods ending December 31, 2021, in comparison to the Fund’s relevant benchmarks:

Periods Ending December 31, 2021

		S&P 500® Total
	Fund	Return Index
6-Months	7.92%	11.67%
12-Months	21.60%	28.71%
3-Years	28.37%	26.07%
5-Years	18.28%	18.47%
10-Years	14.95%	16.55%
Inception (12/31/1999)	5.88%	7.53%

Net Expense Ratio: 1.02%^ Gross Expense Ratio 1.14% (as of the Fund’s most recently filed Prospectus)

^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2022, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.00% of average daily net assets of the Fund.  The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

The stocks that contributed most positively to the Fund’s return during the second half of the year were concentrated in the technology sector, including Accenture Plc (ACN: $415) Apple, Inc. (AAPL: $178), Microsoft Corp. (MSFT: $336), and NVIDIA Corp. (NVDA: $294).  This continued the trend from the

CAPITAL ADVISORS GROWTH FUND

first half of the year when many stocks in the technology sector performed very well for the Fund.  Thermo Fisher Scientific, Inc. (TMO: $667) also contributed favorably to the Fund’s results in the second half due to its central role in drug development.  TMO provides sophisticated equipment and materials used to identify, test and manufacture of new medicines, including the development of novel vaccines and therapeutics for Covid.

The under-performers during the second half span multiple industries, although healthcare was well-represented with three companies, including CRISPR Therapeutics AG (CRSP: $76), Beam Therapeutics, Inc. (BEAM: $80), and Teledoc Health, Inc. (TDOC: $80).  We expect CRISPR and Beam to be among the most volatile stocks in the portfolio due to their early stage of development in a pioneering field of genetic medicine called “gene editing.”  We believe Teledoc shares suffered from a combination of increasing competition in the field of telemedicine, and a downward inflection in patient growth following an unprecedented surge in the early stages of Covid.  Teledoc was sold in October.  Citigroup, Inc. (C: $60) and PayPal Holdings, Inc. (PYPL: $189) round out the under-performers for the period from opposite ends of the financial sector.  Both companies disappointed consensus expectations for earnings when they reported third quarter results in October.

OUTLOOK

•	We believe financial markets will likely be captive to the path of inflation and monetary policy for the foreseeable future.

•
Regarding monetary policy, financial markets are already anticipating tighter policy from the Fed, having factored in up to four interest rate hikes in 2022 based on recent prices in the credit markets and Fed Funds futures.[1]

•
Investors associate monetary tightening cycles with bad outcomes in the stock market because tightening cycles throughout history have typically culminated in a stock market decline of 20% or more (the technical threshold for a “bear market”).

•
On a more positive note, stocks typically perform fine during the early stages of a tightening cycle because the economy is usually healthy, and policy remains supportive on an absolute basis, even though the direction of change is toward restriction.

•	Of the four monetary tightening cycles since 1990, the shortest time between the first interest rate increase and the peak in the stock market was nine months in 1999.[2]
_____________

[1]	Source: Bloomberg
[2]	Source:: St. Louis Fed; Bloomberg; For this illustration a stock market “peak” is defined as the high-water mark prior to a decline of 20% or more.

CAPITAL ADVISORS GROWTH FUND

•
The other three tightening cycles saw stocks continue to advance for another 54 months (1994 cycle), 40 months (2004 cycle), and 21 months (2016 cycle), before experiencing a bear market decline of 20%-plus.

•	Regarding inflation, the near-term outlook seems mixed.

•
On the negative side, the lost purchasing power from the inflation that has already occurred will not be recovered, and the largest components of inflation – wages and rents – may sustain the data well above the Fed’s 2.0% target for the foreseeable future.

•	More hopefully, we suspect the rate-of-change for inflation may be close to peaking, which might allow attitudes to improve as the year-over-year comparisons decelerate.

•
We believe the outlook for inflation and monetary policy is further complicated by the possibility for a surprisingly weak economy in 2022 as we transition beyond the so called “fiscal cliff,”[3] and – maybe – discover that some of the expected future demand for goods was already satisfied during the spending surge of the past 18-months.

•	Lastly, the coming year should be shaped by tax and spending policies in Washington, the mid-term elections, and the ever-present influence of Covid and its variants.

CURRENT PORTFOLIO DESIGN

The Fund is currently invested in a diversified mix of “growth” and “value” stocks.  Given the heightened volatility we expect in 2022 we have tried to anchor the portfolio with a strong core that includes companies with strong balance sheets, impressive cash flow structures, sustainable market leadership, and management teams that have proven they can gain share throughout market cycles and other challenges.

The investment process includes four clearly defined categories, each of which tends to behave somewhat uniquely in different market environments.

1.
Emerging Franchises:  Companies that are pioneering or leading what we believe could develop into very large markets.  A handful of early-stage biotechnology companies focused on gene editing represent a current example in the Fund.

2.	Core Innovators: Companies that have the ability not only to lead large, attractive markets, but also effectively target and penetrate new ones. Amazon.com, Inc. (AMZN ~$3334) is an example.
_____________

[3]
Source: St. Louis Fed: Economists expect the federal budget deficit to return to its “normal” range of 4%-5% of Gross Domestic Product (GDP) beginning in 2022.  This represents a step-down in fiscal stimulus on the order of 10% of GDP compared to deficits of roughly 15% of GDP in 2020, and 14% in 2021.  This is sometimes referred to as a “Fiscal Cliff.”

CAPITAL ADVISORS GROWTH FUND

3.	Core Operators: Companies that lead large, attractive markets and continue innovating at the head of those markets. Microsoft Corp. (MSFT ~$336) is an example.

4.	Tactical Opportunities: Situations where we believe investors may be overreacting to a negative development, or under-appreciating a favorable catalyst, to produce an undervalued stock price.

This structure enables us to manage the weights in each segment depending upon our market outlook.  It is also a key part of our risk management process.  In 2021, the strategy posted a beta of 0.75, indicating volatility at approximately 75% of the market index level during the year.[4]  Over time, we seek to keep the strategy’s beta close to 1.0 or below.

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2021, were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Alphabet	2,380	709.63	2,893.59	6.2
Microsoft	20,000	89.66	336.32	6.1
Apple	32,040	23.84	177.57	5.2
Accenture	13,400	226.52	414.55	5.1
Amazon.com	1,425	938.04	3,334.34	4.3
Thermo Fisher Scientific	6,130	293.20	667.24	3.7
Danaher	11,800	120.22	329.01	3.5
Brookfield Asset Mgmt.	58,660	15.43	60.38	3.2
JP Morgan Chase	21,939	103.72	158.35	3.2
UnitedHealth Group	6,725	268.53	502.14	3.1

Of the 36 positions held in the Fund as of December 31, 2021, the 10 largest holdings represented 43.6% of total assets.  The Fund held 8.1% of its assets in interest bearing cash reserves as of December 31, 2021.

RECENT ADDITIONS TO THE FUND

There were two new additions to the Fund in the second half of the year, Intellia Therapeutics, Inc. (NTLA: $118), and Generac Holdings, Inc. (GNRC: $352).

_____________

[4]
Source: Bloomberg; Bloomberg, using a mature representative account.  The raw beta indicates that, over the year of 2021, the strategy exhibited price fluctuations that were less than those (approximately 75%) of the S&P 500 Index. Beta is one key measure of volatility and risk.  Over the three years ending 12-31-21, according to Morningstar, the representative account recorded a beta of 0.87 and a downside capture ratio of 76 (a measure of drawdown magnitude relative to the index with numbers below 100 indicating lower drawdowns).

CAPITAL ADVISORS GROWTH FUND

Intellia Therapeutics, Inc.

Intellia is a leading pioneer in the field of gene editing for the development of human therapeutics.  Gene editing refers to the use of newly developed scientific techniques to repair and/or replace defective genes in living organisms.  With the addition of Intellia, the Fund holds investments in three of the leading companies in the field of gene editing, comprising many of the most advanced clinical programs and much of the foundational intellectual property, in our view.  The other two companies in the portfolio are CRISPR Therapeutics AG (CRSP: $76) and Beam Therapeutics, Inc. (BEAM: $80).

Intellia recently achieved a breakthrough in the field of genomic medicine by demonstrating safety and efficacy for the world’s first-ever systemic delivery of a genetically edited therapeutic in humans.5  We believe this event represents a material de-risking for the entire field of gene editing, with particular benefit to Intellia, who now holds the pole position for a potential one-time cure for a debilitating and often fatal liver disease called transthyretin amyloidosis (ATTR).

Scientists estimate there are between 5,000 to 8,000 human disorders caused by the mutation of a single gene.6  Most of these monogenetic disorders have no therapeutic options for treatment, and when there are medical options, the treatments are merely palliative, rather than providing a cure.  While it is important to acknowledge that gene editing is in a very early stage of development, excitement is building around the possibility for genetically modified therapeutics to provide a cure for many genetic disorders.

We believe Intellia’s recent clinical achievement represents a watershed event for the company and the industry because it provides proof of concept for the in vivo (within the body as opposed to ex vivo, or outside the body) delivery of a genetically modified therapeutic using the CRISPR Cas9 editing technology.7  Scientists consider in vivo drug delivery to be orders of magnitude more difficult than ex vivo delivery, so Intellia’s success in this realm indicates it can be done.  Equally importantly, the range of potential disease targets for gene editing might expand exponentially if these compounds can be administered in vivo (think organs like the liver or the eye) in addition to ex vivo (blood-based disorders like sickle cell disease and blood-based cancers).

_____________

[5]	Source: Bloomberg: Company filings; Barclays; STAT News
[6]	Source: Bloomberg: American Society of Gene & Cell Therapy
[7]	Source: Bloomberg: Company filings

CAPITAL ADVISORS GROWTH FUND

Generac Holdings, Inc.

We believe a position in Generac gives the Fund a better presence in the ongoing transition of the energy grid toward more renewable sources.  Generac’s management team has a solid track record of building and maintaining sustainable competitive advantages.

Generac increases power reliability at homes and businesses with its natural gas generators, battery storage units, and a relatively small but nicely expanding solar capability.  In the backup generator segment, the company has a valuable brand and distribution network that gives it a sustainable competitive advantage, in our view, as well as attractive economies of scope for the other business segments.  Management recently strengthened the company’s solar presence by acquiring a key supplier of solar inverters - which convert the power captured by solar cells into usable electricity that can be routed where needed, or stored in batteries.  A recent regulatory directive (FERC Order 2222) favors the creation of a more distributed power grid.8

We expect the energy grid to be more prone to downtime during its multi-year transition toward “clean & green” sources, or what many call “grid 2.0.”  Recent extreme weather and grid instability in Texas and California seem representative of likely disruptions in the future.  We also expect the home to become a stronger hub of economic activity, including business operations, social interaction and networking, and electric vehicle charging.  The general population is becoming older and less tolerant of power outages, in our view.  For example, approximately 65% of Generac’s residential customer base is over 60 years old.9  Less than 6% of U.S. residences have backup power, and we believe the market opportunity is growing attractively overseas.10

_____________

[8]	The Federal Energy Regulatory Commission, “FERC Opens Wholesale Markets to Distributed Resources: Landmark Action Breaks Down Barriers to Emerging Technologies, Boosts Competition”, September 29, 2020
[9]	Credit Suisse, “Resiliency Provider in a Changing Climate; Initiating at Outperform”, August 6, 2021
[10]	Generac Investor Day, p. 41, September 29, 2021

CAPITAL ADVISORS GROWTH FUND

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Steven V. Soranno, CFA, CAIA
Chief Investment Officer	Co-Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.	Director of Equity Research,
Capital Advisors, Inc.

Investment performance reflects contractual fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Steven V. Soranno, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may invest in derivatives, such as options, which involve risks different from, and in certain cases, greater than the risks presented by traditional investments.

“Cash Flow” is the movement of money into or out of a business.  It is usually measured during a specified period of time.  Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

Return on invested capital (“ROIC”) is a financial measure that quantifies how well a company generates cash flow relative to the capital it has invested in its business.  It is defined as net operating profit less adjusted taxes divided by invested capital, and is usually expressed as a percentage.

“Margin of Safety” refers to a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.  In other words, when the market price is significantly below the investor’s estimation of the intrinsic value, the difference is the margin of safety.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index

	Average Annual Total Return[1]
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	21.60%	18.28%	14.95%
S&P 500® Index	28.71%	18.47%	16.55%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

[1]	Average Annual Total Return represents the average change in account value over the periods indicated.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2021 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (7/1/21 – 12/31/21).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2021 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/21	12/31/21	7/1/21 – 12/31/21
Actual	$1,000.00	$1,079.20	$5.24
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.16	$5.09

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2021

Shares	COMMON STOCKS - 91.86%	Value
	Asset Management - 2.54%
3,055	BlackRock, Inc.	$2,797,036

	Auto Manufacturers - 2.40%
45,000	General Motors Co.*	2,638,350

	Auto Parts - 1.57%
21,295	Magna International, Inc.#	1,723,617

	Banks - Diversified - 2.24%
40,800	Citigroup, Inc.	2,463,912

	Banks - Global - 3.16%
21,939	JPMorgan Chase & Co.	3,474,041

	Biotechnology - 1.17%
6,520	Beam Therapeutics, Inc.*	519,579
6,525	Intellia Therapeutics, Inc.*	771,516
		1,291,095

	Business Services - 1.58%
8,000	Visa, Inc. - Class A	1,733,680

	Business Software & Services - 6.12%
20,000	Microsoft Corp.	6,726,400

	Catalog & Mail Order Houses - 4.32%
1,425	Amazon.com, Inc.*	4,751,434

	Credit Services - 1.54%
9,000	PayPal Holdings, Inc.*	1,697,220

	Copper - 2.20%
58,000	Freeport-McMoRan, Inc.	2,420,340

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2021, Continued

Shares		Value
	Diagnostics & Research - 7.25%
11,800	Danaher Corp.	$3,882,318
6,130	Thermo Fisher Scientific, Inc.	4,090,181
		7,972,499

	Discount Stores - 1.82%
8,470	Dollar General Corp.	1,997,480

	Electronic Gaming & Multimedia - 0.51%
2,520	Sea Ltd. - ADR*	563,749

	Farm & Heavy Construction Machinery - 1.53%
19,015	PACCAR, Inc.	1,678,264

	Grocery Stores - 2.22%
53,825	Kroger Co.	2,436,120

	Health Care Plans - 3.07%
6,725	UnitedHealth Group, Inc.	3,376,891

	Information Technology Services - 5.05%
13,400	Accenture Plc - Class A#	5,554,970

	Insurance - Diversified - 2.61%
9,600	Berkshire Hathaway, Inc. - Class B*	2,870,400
	Internet Information Providers - 6.27%
410	Alphabet, Inc. - Class A*	1,187,786
1,970	Alphabet, Inc. - Class C*+	5,700,372
		6,888,158

	Medical Devices - 1.82%
7,475	Stryker Corp.	1,998,965

	Medical Instruments & Supplies - 1.71%
5,223	Intuitive Surgical, Inc.*	1,876,624

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2021, Continued

Shares		Value
	Oil & Gas Exploration and Production - 2.98%
18,000	Pioneer Natural Resources Co.	$3,273,840

	Personal Computers - 5.18%
32,040	Apple, Inc.	5,689,343

	Personal Products - 2.98%
20,038	Procter & Gamble Co.	3,277,816

	Processed & Packaged Goods - 2.79%
17,639	PepsiCo, Inc.	3,064,071

	Real Estate Development - 3.22%
58,660	Brookfield Asset Management, Inc. - Class A#	3,541,891

	Scientific Research & Development Services - 0.44%
6,425	CRISPR Therapeutics AG#*	486,886

	Semiconductor Equipment & Materials - 5.07%
12,120	Applied Materials, Inc.	1,907,203
8,080	NVIDIA Corp.	2,376,409
5,665	NXP Semiconductors N.V.#	1,290,374
		5,573,986

	Specialty Industrial Machinery - 3.91%
4,975	Generac Holdings, Inc.*	1,750,802
12,215	Honeywell International, Inc.	2,546,950
		4,297,752

	Waste Management - 2.59%
17,045	Waste Management, Inc.	2,844,810
	Total Common Stocks (Cost $56,257,665)	100,981,640

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2021, Continued

Shares	MONEY MARKET FUND - 8.62%	Value
9,479,530	First American Government Obligations
	Fund, Class X, 0.03%† (Cost $9,479,530)	$9,479,530
	Total Investments in Securities
	(Cost $65,737,195) - 100.48%	110,461,170
	Liabilities in Excess of Other Assets - (0.48)%	(522,583)
	Net Assets - 100.00%	$109,938,587

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of December 31, 2021.
+	Non-voting shares.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2021

ASSETS
Investments, at value (cost $65,737,195)	$110,461,170
Receivables:
Fund shares issued	111,894
Dividends and interest	77,793
Prepaid expenses	18,635
Total assets	110,669,492

LIABILITIES
Payables:
Fund shares redeemed	30,478
Securities purchased	574,410
Due to advisor	62,390
Audit fees	21,000
Shareholder reporting	6,299
Transfer agent fees and expenses	6,047
Administration and fund accounting fees	25,423
Chief Compliance Officer fee	2,500
Custodian fees	1,634
Legal fees	724
Total liabilities	730,905

NET ASSETS	$109,938,587

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$109,938,587
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,765,759
Net asset value, offering and
redemption price per share	$39.75

COMPONENTS OF NET ASSETS
Paid-in capital	$64,280,753
Total distributable earnings	45,657,834
Net assets	$109,938,587

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the year ended December 31, 2021

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $12,317)	$969,374
Interest	2,611
Total income	971,985
Expenses
Advisory fees (Note 4)	751,235
Administration and fund accounting fees (Note 4)	154,369
Transfer agent fees and expenses (Note 4)	38,688
Registration fees	27,175
Audit fees	21,000
Chief Compliance Officer fee (Note 4)	15,000
Trustee fees and expenses	14,822
Custody fees (Note 4)	10,945
Shareholder reporting	10,566
Legal fees	9,400
Miscellaneous fees	5,277
Insurance	3,235
Total expenses	1,061,712
Less: advisory fee waiver (Note 4)	(60,066)
Net expenses	1,001,646
Net investment loss	(29,661)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	9,649,617
Net change in unrealized appreciation/(depreciation)
on investments	9,787,202
Net realized and unrealized gain on investments	19,436,819
Net increase in net assets
resulting from operations	$19,407,158

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(29,661)	$77,928
Net realized gain on investments	9,649,617	6,507,201
Net realized gain from
redemption in-kind	—	682,614
Capital gain distributions from
regulated investment companies	—	2
Net change in unrealized appreciation/
(depreciation) on investments	9,787,202	12,983,372
Net increase in net assets
resulting from operations	19,407,158	20,251,117
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions
to shareholders	(10,383,454)	(5,293,321)
Total dividends and distributions	(10,383,454)	(5,293,321)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change in
outstanding shares (a)	12,287,127	4,807,856
Total increase in net assets	21,310,831	19,765,652
NET ASSETS
Beginning of year	88,627,756	68,862,104
End of year	$109,938,587	$88,627,756

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	294,397	$11,628,138	479,842	$14,620,781
Shares issued in
reinvestment
of distributions	255,632	10,061,681	144,549	5,140,163
Shares redeemed+	(237,456)	(9,402,692)	(481,396)	(14,953,088)
Net increase	312,573	$12,287,127	142,995	$4,807,856
+ Net of redemption
fees of (Note 2)		$280		$183

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2021		2020		2019	2018		2017
Net asset value,
beginning of year	$36.13		$29.81		$22.97	$25.68		$24.11
Income from
investment operations:
Net investment
income/(loss)	(0.01	)(1)	0.03	(1)	0.08	0.05	(1)	0.05
Net realized and
unrealized gain/(loss)
on investments	7.77		8.58		7.89	(1.19)		3.56
Total from
investment operations	7.76		8.61		7.97	(1.14)		3.61
Less distributions:
From net
investment income	—		(0.04)		(0.08)	(0.05)		(0.05)
From net realized
gain on investments	(4.14)		(2.25)		(1.05)	(1.52)		(1.99)
Total distributions	(4.14)		(2.29)		(1.13)	(1.57)		(2.04)
Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	—	0.00	(1)(2)	0.00	(1)(2)
Net asset value, end of year	$39.75		$36.13		$29.81	$22.97		$25.68

Total return	21.60%		29.03%		34.81%	-4.80%		14.98%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$109,939		$88,628		$68,862	$48,427		$51,880
Ratio of expenses to
average net assets:
Before fee waivers	1.06%		1.12%		1.17%	1.18%		1.39%
After fee waivers	1.00%		1.00%		1.00%	1.00%		1.18%
Ratio of net investment
income/(loss) to average
net assets:
Before fee waivers	(0.09)%		(0.01)%		0.12%	0.00%		(0.01)%
After fee waivers	(0.03)%		0.11%		0.29%	0.18%		0.20%
Portfolio turnover rate	28.85%		42.57%		43.55%	46.32%		58.34%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2021

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund began operations on December 31, 1999. The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2021, Continued

shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2021, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Total Distributable Earnings	Paid-in Capital
$29,661	$(29,661)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2021, Continued

and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the year ended December 31, 2021, the Fund retained $280 in redemption fees.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2021, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 9 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for a majority of security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2021, Continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2021, Continued

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2021.

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$2,420,340	$—	$—	$2,420,340
Communication Services	563,749	—	—	563,749
Consumer Cyclical	4,361,967	—	—	4,361,967
Consumer Defensive	4,433,600	—	—	4,433,600
Consumer Goods	6,341,887	—	—	6,341,887
Energy	3,273,840	—	—	3,273,840
Financial	18,578,179	—	—	18,578,179
Healthcare	17,002,960	—	—	17,002,960
Industrial	8,820,826	—	—	8,820,826
Services	6,658,638	—	—	6,658,638
Technology	28,525,654	—	—	28,525,654
Total Common Stocks	100,981,640	—	—	100,981,640
Money Market Fund	9,479,530	—	—	9,479,530
Total Investments in Securities	$110,461,170	$—	$—	$110,461,170

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

New Accounting Pronouncements: In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not currently enter into derivatives transactions. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2021, Continued

1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Fund will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Capital Advisors, Inc. (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the average daily net assets of the Fund.  For the year ended December 31, 2021, the Fund incurred $751,235 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest, extraordinary expenses, and other class-specific expense) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.

For the year ended December 31, 2021, the Advisor reduced its fees in the amount of $60,066. The Advisor does not have the ability to recoup previously waived fees and expenses or future waived fees and expenses.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2021, Continued

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the year ended December 31, 2021 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC. (“Foreside”). On July 7, 2021, Foreside announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside.  The Board approved continuing the distribution agreement with Quasar at the close of the transaction which occurred on September 30, 2021.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $26,834,853 and $26,031,937, respectively. There were no purchases and sales of U.S. government securities during the year ended December 31, 2021.

NOTE 6 – INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

	December 31, 2021	December 31, 2020
Ordinary income	$—	$77,928
Long-term capital gains	10,383,454	5,215,393

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2021, Continued

As of December 31, 2021, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$65,739,397
Gross tax unrealized appreciation	46,312,478
Gross tax unrealized depreciation	(1,590,705)
Net tax unrealized appreciation	44,721,773
Undistributed ordinary income	—
Undistributed long-term capital gain	936,061
Total distributable earnings	936,061
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$45,657,834

The difference between book basis and tax basis net unrealized appreciation and cost is attributable to wash sales.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2021, Continued

affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•	Growth-Style Investing Risk – Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

•
Non-U.S. Investment Risk – Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
Depositary Receipt Risk – The risks of depository receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2021, Charles Schwab & Co., Inc. and National Financial Services LLC, for the benefit of their customers, owned 64.57% and 26.18%, respectively, of the outstanding shares of the Fund.

NOTE 9 – SUBSEQUENT EVENTS

Ms. Gail Duree retired as an Independent Trustee of the Board effective December 31, 2021. Mr. Joe Redwine became the Audit Chairman of the Board effective January 1, 2022.

CAPITAL ADVISORS GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Capital Advisors Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Capital Advisors Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2022

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2021 (Unaudited)

For the year ended December 31, 2021, the Fund designated $0 and $10,383,454 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended December 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2021 was 0.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2021 was 0.00% for the Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2020 through June 30, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served*	Five Years	by Trustee(2)	Past Five Years(3)
Independent Trustees(1)
David G. Mertens	Trustee	Indefinite	Partner and	1	Trustee,
(age 61)		term;	Head of		Advisors
615 E. Michigan Street		since	Business		Series Trust
Milwaukee, WI 53202		March	Development		(for series not
		2017.	Ballast Equity		affiliated with
			Management,		the Fund).
LLC (a
privately-held
investment
advisory firm)
(February 2019
to present);
Managing
Director and
Vice President,
Jensen
Investment
Management, Inc.
(a privately-held
investment
advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 74)		term;	Manager, President,		Advisors
615 E. Michigan Street		since	CEO, U.S. Bancorp		Series Trust
Milwaukee, WI 53202		September	Fund Services, LLC		(for series not
		2008.	and its predecessors		affiliated with
			(May 1991 to July		the Fund).
2017).

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served*	Five Years	by Trustee(2)	Past Five Years(3)
Raymond B. Woolson	Chairman	Indefinite	President,	1	Trustee,
(age 63)	of the	term;	Apogee		Advisors
615 E. Michigan Street	Board	since	Group, Inc.		Series Trust
Milwaukee, WI 53202		January	(financial		(for series not
		2020.	consulting		affiliated with
	Trustee	Indefinite	firm) (1998		the Fund);
		term;	to present).		Independent
		since			Trustee,
		January			DoubleLine
		2016.			Funds Trust
(an open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to present.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Officers
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 52)	Chief	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Executive	since	Services (February 1996 to present).
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 60)	President,	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Treasurer	since	Services (October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and
(age 50)	Treasurer	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street		since	Services (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 39)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan Street		since	Fund Services (July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 64)	President,	term;	Fund Services and Vice President, U.S.
615 E. Michigan Street	Chief	since	Bank N.A. (February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Michelle L.	Deputy	Indefinite	Vice President, U.S. Bank Global Fund
Sanville-Seebold	Chief	term;	Services (August 2014 to present).
(age 49)	Compliance	since
615 E. Michigan Street	Officer	September
Milwaukee, WI 53202		2021.

Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 53)	President	term;	Fund Services (July 2007 to present).
2020 East Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

Ryan Charles, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bank
(age 43)	Secretary	term;	Global Fund Services (May 2021
2020 East Financial Way,		since	to present); Chief Legal Officer
Suite 100		December	and Secretary Davis Selected Advisers,
Glendora, CA 91741		2021.	L.P. (2004 to 2021).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2021, the Trust was comprised of 36 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Capital Advisors Growth Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-866-205-0523 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 18 and December 7-8, 2021, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Capital Advisors, Inc. (the “Advisor”) on behalf of the Capital Advisors Growth Fund (the “Fund”).  At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process.  Additionally, the Board considered how the Advisor’s business continuity plan has operated throughout the COVID-19 pandemic.  The Board further considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor by videoconference to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2021, on both an absolute basis and a relative basis in comparison to its peer funds utilizing a Morningstar classification, an appropriate securities market benchmark, a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”), and the Advisor’s similarly managed accounts.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against a broad market benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed the Morningstar peer group average for the one-, three-, five-, and ten-year periods ended June 30, 2021. The Board also considered the performance of the Fund against its Cohort average, noting that it had underperformed over the one- and ten-year periods and outperformed over the three- and five-year periods ended June 30, 2021. The Board reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed for the one- and ten-year periods and outperformed for the three- and five-year periods ended June 30, 2021.

The Board also considered any differences in performance between the similarly managed accounts of the Advisor and the performance of the Fund, noting that the Fund outperformed the similarly managed account composite for the one- and three-year periods, performed in line for the five-year period and underperformed for the ten-year period ended June 30, 2021.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the Morningstar peer funds, Cohort, and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts for the Fund, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.00%, excluding certain operating expenses and class-level expenses (the “Expense Cap”).  The Board noted that the Fund’s total net expense ratio is slightly above its Morningstar peer group average and above the median. The Board noted that the Fund’s contractual management fee and total net expense ratio were above its Morningstar peer group average and median and its Cohort average and median.  The Board discussed with the Advisor the level of its advisory fee and the assets in the Fund and took into account the Advisor’s agreement to add a new breakpoint in the advisory fee schedule, effective February 1, 2022, which would reduce the level of the advisory fee to 0.65% for assets over $50 million.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged to the Advisor’s separately managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board also considered the Advisor’s agreement to add a breakpoint in its advisory fee as discussed above. The Board determined that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional material derived by the Advisor from its relationship with the Fund.  The Board also considered that the Fund does not have a Rule 12b-1 fee or utilize “soft dollars.”  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Capital Advisors, Inc.
2222 South Utica Place, Suite 300
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$17,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date   3/11/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date   3/11/22

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date   3/11/22

* Print the name and title of each signing officer under his or her signature.